UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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           Technology Research Corporation
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________________________

Notice of Annual Meeting of Stockholders
to be held August 6, 2009
______________________

To the Stockholders of
TECHNOLOGY RESEARCH CORPORATION

You are cordially invited to attend the Annual Meeting of Stockholders of Technology Research Corporation, a Florida corporation (the “Company”), which will be held on August 6, 2009, at 1:00 P.M. local time, at the Company headquarters, 5250-140th Avenue North, Clearwater, Florida, 33760, for the following purposes:

1. to elect directors from the nominees of the Board of Directors to serve for the ensuing year, and until their successors are elected;

2. to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010; and

3. to consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

A Proxy Statement and Board of Directors Proxy are being mailed with this notice.  You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope.  If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

By order of the Board of Directors

                                /s/ Owen Farren

Owen Farren
Chairman of the Board, Chief Executive Officer and Secretary

Clearwater, Florida
July 6, 2009
Enclosures

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2009.

Our Proxy Statement and Annual Report on Form 10-K for the year ended March 31, 2009 are also available electronically on our website at www.proxyvote.com.

TECHNOLOGY RESEARCH CORPORATION

2009 PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

RECORD DATE; PROPOSALS TO BE VOTED UPON

VOTING RIGHTS AND SOLICITATION OF PROXIES

PROPOSAL ONE - ELECTION OF DIRECTORS

EXECUTIVE OFFICERS

DIRECTOR INDEPENDENCE

DIRECTOR COMPENSATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT RELATED STOCKHOLDER MATTERS

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

AUDIT COMMITTEE REPORT

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL TWO - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACCESS TO ANNUAL REPORT

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

OTHER MATTERS

APPENDIX I - Proxy Card

Technology Research Corporation
5250-140th Avenue North
Clearwater, Florida 33760
________________________

PROXY STATEMENT
________________________

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 6, 2009

This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the “Company,” “we,” “us,” or “our”), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the “Board of Directors” or the “Board”) in connection with the conduct of the 2009 annual meeting of the Company's stockholders, and of any adjournments or postponements thereof (the “Meeting”).  Each copy of this Proxy Statement being mailed or otherwise delivered to stockholders is accompanied by a Proxy card and a Notice of Annual Meeting of Stockholders, and such materials and our Annual Report on Form 10-K, are being mailed to Company stockholders of record on or about July 6, 2009.  The Annual Report is not to be regarded as proxy soliciting material.

RECORD DATE; PROPOSALS TO BE VOTED UPON

The Meeting is scheduled to be held on August 6, 2009 at 1:00 P.M. local time, at the Company headquarters at 5250-140th Avenue North, Clearwater, Florida 33760.  Only holders of record of the Company's common voting stock at the close of business on June 22, 2009 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting.  At the Meeting, such holders will be asked to consider and vote upon the following proposals:

PROPOSAL ONE: To elect a board of directors to consist of seven members, each of whom shall be entitled to serve for a term of one year; and

PROPOSAL TWO: To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2010.

We have not received timely notice of any stockholder proposals to be included in the Company’s proxy statement, and no stockholder has provided timely notice to the Company of a proposal to bring before the Meeting.  Consequently, no other proposals will be considered at the Meeting.

 Internet Availability

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2009 Annual Report are available at our web site at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock, $.51 par value (the “Common Stock”), is the only type of security entitled to vote at the Meeting.  On the Record Date for determining stockholders entitled to vote at the Meeting, there were 5,890,828 shares of Common Stock outstanding.  Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock then held.  Shares of Common Stock may not be voted cumulatively.  All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar and Transfer Company, our stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes.  Our Chief Financial Officer will serve as the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

Our Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,945,415) present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  Abstentions have the effect of a vote against any matter as to which they are specified.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals are counted as present and are, therefore, included for purposes of determining whether a quorum is present at the Meeting; however, broker non-votes are not deemed to be votes cast.  As a result, broker non-votes are not included in the tabulation of the voting results on the election of the directors and issues requiring approval of a majority of the votes cast and, therefore, will have no effect on the two proposals being voted on at the Meeting.

Vote Required

PROPOSAL ONE (Election of Directors):  Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting.  The seven nominees for director positions receiving the highest number of affirmative votes will be elected.  Abstentions and broker non-votes will not be counted toward a nominee’s total.

PROPOSAL TWO (Ratification of Independent Registered Public Accounting Firm):  Passage will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting.  As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

Our current directors and executive officers and their affiliates are expected to be the beneficial owners, as of the Record Date, of 389,791 shares, or 6.6%, of the outstanding shares of Common Stock.  Each has indicated an intention to vote in favor of Proposals One and Two.

Voting of Shares

If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to us or another proxy holder.  We have enclosed a proxy card for you to use.

If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.  Shares held in street name may also be eligible for Internet or telephone voting in certain circumstances if you did not receive a proxy form directly.

Shares of Common Stock held in a stockholder’s name as the stockholder of record may be voted in person at the Meeting.  Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting.  If you are a stockholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed.  In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR the ratification of selection of our independent registered accounting firm as set forth in Proposal Two, and in the discretion of the proxy holders as to other matters that may properly come before the Meeting.  You may also revoke or change your proxy or voting instructions at any time before the Meeting.  To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company’s principal executive offices before the beginning of the Meeting.  You may also automatically revoke your proxy by attending the Meeting and voting in person.  To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

As this solicitation is being made exclusively by our Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to stockholders, will be borne by us.  Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.  All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives, Company officers, employees or agents by telephone or personal contact with certain stockholders.  No additional compensation will be paid to these representatives for such services. Except as described above, we do not intend to solicit proxies other than by mail.

Multiple Copies of Annual Report and Proxy Statement

We have adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our stockholders, as well as cost savings for us by reducing the number of duplicate documents that are sent to your home.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a stockholder.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention:  Secretary.

If you participate in householding and wish to receive a separate copy of our Annual Report on Form 10-K for the year ended March 31, 2009, or this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company as indicated above.

Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

Smaller Reporting Company

The Company has elected to prepare the Proxy Statement and other annual and periodic reports as a “smaller reporting company” with the rules adopted by the Securities and Exchange Commission effective as of February 4, 2008.

WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

Our Bylaws provide that our Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of our stockholders.  The Board recommends that the exact number of directors not be determined by stockholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so.

Our Board of Directors is currently comprised of seven members and all have been nominated for reelection and will be presented as the Board's slate of nominees at our Meeting.

Voting Required; Election of Directors

If a quorum is present and voting, a director will be elected by a plurality of the votes cast at the Meeting, whether in person or by proxy.

Unless authority is withheld as to one or more of the Board’s designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the seven nominees named below, all of whom presently serve in that capacity.  If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors. The Board has no reason to believe that any nominee will be unavailable to serve if elected.  Each nominee, if elected, will serve a one-year term, expiring on the date of the annual meeting of stockholders in 2010.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE SEVEN NOMINEES FOR DIRECTOR SET FORTH BELOW.

Information Concerning Nominees

The following table sets forth certain information concerning the nominees, which is based on data furnished by them:

	Director
Name	Since	Age	Position

Owen Farren	2007	58	Chairman of the Board, Director, President and Chief Executive Officer

Raymond B. Wood	1981	74	Director, Senior Vice President and Director of
			Government Operations and Marketing

Gerry Chastelet (1)(2)	1999	62	Director

Raymond V. Malpocher (2)(3)	2007	63	Director

Patrick M. Murphy (1)(3)	2007	52	Director

N. John Simmons, Jr. (1)(3)	2008	53	Director

David F. Walker (2)(3)	2004	55	Director

Footnotes:

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating and Governance Committee.

OWEN FARREN has been Chairman of our Board of Directors since November 2007, a Director of the Company since February 2007, and President & CEO since January 2007.  Prior to joining the Company, he was the President of StratEx, an interim management and turnaround firm from 2002 to December, 2006.  From 1990 to 2002, he worked at SL Industries (AMEX:SLI), a power electronics and motion control company, where he served as Chairman, President & CEO.  From 1983 until 1990, he worked for Simco Company, a static control company and a unit of Illinois Tool Works Inc. (NYSE:ITW), where he served as President.  Mr. Farren has an MBA in Finance and a BS in Marketing, both from Indiana University.

RAYMOND B. WOOD, a founder of the Company, has been a Director of the Company and Senior Vice President and Director of Government Operations and Marketing of the Company since its inception in 1981.  From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company.  He was employed by Electromagnetic Industries, Inc. for 17 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments included service as Project and Design Engineer for military products produced by Electromagnetic Industries Inc.  Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association (“EGSA”), has served on its Board of Directors and has been the Chairman of the Government Liaison Committee for over 30 years.  Mr. Wood is also a member of the U.S. Naval Institute and the National Defense Industrial Association.  For over 45 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by the Department of Defense, marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application.  During such period, Mr. Wood has had extensive experience with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense.  Mr. Wood has served on numerous ad hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

GERRY CHASTELET has served as a member of our Board of Directors since 1999.  Mr. Chastelet retired from the technology industry in January, 2002.  From October, 1998 to January, 2002, Mr. Chastelet served as Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products.  From December, 1995 to October, 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation.  During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions.  Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

RAYMOND V. MALPOCHER has served as a member of our Board of Directors since December, 2007.  Mr. Malpocher served as President and Chief Executive Officer of Telex Communications from 2003 to 2006.  From 1998 to 2002, he served as Group President of the Marine/Industrial division of Teleflex Corporation.  Mr. Malpocher also held senior executive positions with Danaher Corporation from 1995 to 1998 and Eagle Industries from 1981 to 1995.  He is a member of the Board of Directors of Anchor Glass Container Corporation.  Mr. Malpocher holds a B.S. in Mechanical Engineering from Rochester Institute of Technology, an M.S. in Applied Math from the University of Rochester, and an M.B.A. from the University of Rochester.

PATRICK M. MURPHY joined our Board of Directors in May, 2006.  Mr. Murphy served as Senior Vice President, Chief Financial Officer and Treasurer of Paradyne Networks from August, 1996 and Secretary from August, 2000 until August, 2005.  He also served as a director and Chief Executive Officer of Paradyne Credit Corp. since July, 2001 and as Vice President, Chief Financial Officer and Treasurer from August, 1996 to July, 2001.  From August, 1996 to July, 1998, he served as Vice President, Treasurer and Chief Financial Officer of GlobeSpan, Inc.  From January, 1987 to August, 1996, he served as Chief Financial Officer of Continental Broadcasting, Ltd., a television and radio broadcast company.  Mr. Murphy holds a B.S./B.A. in finance from John Carroll University and is a certified public accountant.

N. JOHN SIMMONS, Jr. joined our Board of Directors in May, 2008. Mr. Simmons has served as President of Quantum Capital Partners since December, 1998.  During his tenure with Quantum Capital Partners, Mr. Simmons has served as a key executive officer in several investee companies.  In October, 2008, Mr. Simmons was appointed Chief Executive Officer of Lifestyle Family Fitness. From July, 2005 to November, 2007, he served as a Director and Chairman of the Audit Committee for Medquist, Inc.  From August, 2002 to May, 2007, Mr. Simmons was Chairman of the Board of Directors of SRI/Surgical Express, Inc.  Mr. Simmons has also served in executive roles with Eckerd Corporation and Checkers Drive-In Restaurants, Inc. and he was formerly an audit partner with KPMG Peat Marwick.  Mr. Simmons holds a B.B.A. in Accounting from Loyola University of the South.

DAVID F. WALKER has served as a member of our Board of Directors since March, 2004. Mr. Walker is serving as the Director of the Accountancy Program and the Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002, until his retirement from those positions on June 30, 2009.  Mr. Walker was previously with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2002.  Mr. Walker currently serves on the Board of Directors of Chico's FAS, Inc., First Advantage Corporation and CommVault Systems, Inc., chairing the Audit Committees for the Boards of all three companies, and serving on the Executive and Nominating and Governance committees of the Board at Chico’s FAS, the Acquisition Committee of the Board at First Advantage, and the Nominating and Governance Committee of the Board at CommVault Systems.   Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration, and is a CPA and a Certified Fraud Examiner.

EXECUTIVE OFFICERS

    Our officers are as follows:

Name	Age	Position
Owen Farren	58	Chairman of the Board, Director, President and Chief Executive Officer

Raymond B. Wood	74	Director, Senior Vice President and
		Director of Government Operations and Marketing

Thomas G. Archbold	49	Vice President of Finance, Chief Financial Officer and Secretary

J. Bradley Freeman	45	Vice President of Operations

Douglas B. Tilghman	47	Vice President of Engineering

Biographical information concerning Messrs. Farren and Wood is set forth under Proposal One (Election of Directors) above.  Biographical information concerning our other  executive officers and their ages can be found under the caption “Executive Officers” in our 2009 Annual Report on Form 10-K for the year ended March 31, 2009, which is incorporated by reference into this Proxy Statement.

 Board Meetings and Committees; Corporate Governance Matters

During fiscal 2009, the Board of Directors held nine meetings.  During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

 Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, directors are encouraged to attend.  All of our current directors attended the last annual meeting of stockholders.

Our Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of our stockholders. To that end, our Board of Directors and management periodically review and update, as appropriate, our corporate governance policies and practices. Our Board and management also regularly evaluate and, when appropriate, revise our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market, Inc. (“Nasdaq”).

DIRECTOR INDEPENDENCE

The Company’s corporate governance policies require that at least a majority of the Board of Directors shall be independent in accordance with Nasdaq rules and other applicable criteria for independence.

•
Current Board Members.  The Board has determined that each of the directors, except Messrs. Farren and Wood, is independent within the meaning of the applicable rules and regulations of the SEC and Nasdaq Rule 4200(a)(15), as currently in effect.

•
Board Committees.  The Board has also determined that each member of its Audit, Compensation, and Nominating Committees is “independent” within the meaning of the applicable rules and regulations of the SEC and Nasdaq director independence standards, as currently in effect.

•
Lead Independent Director.  Our Bylaws provide for the selection of a Lead Independent Director in the event that the Chair of the Board of Directors is an executive officer or former executive officer of the Company.  Upon appointment, the Lead Independent Director is responsible for coordinating the activities of our independent directors, acting as a liaison between the independent directors and our Chief Executive Officer and performing such other duties as may be assigned by our Board of Directors.  Mr. Chastelet has served as the Lead Independent Director since August 2008.

•
Executive Sessions.  The Board of Directors holds executive sessions at each regular board meeting.  This executive session is attended by the independent directors and such other attendees as they may request.  Topics covered have included discussions with outside auditors, corporate strategy, succession planning and management performance.

Board Committees

Our Board of Directors has established the following standing committees:

Audit Committee.  The Audit Committee of the Board of Directors (the “Audit Committee”) monitors the integrity of the Company’s financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the effectiveness of the Company’s disclosure controls and procedures and internal controls.  It is also responsible for retaining (subject to stockholder ratification), evaluating, and, if appropriate, recommending the termination of the Company’s independent registered public accounting firm.  The Audit Committee operates under a charter that was revised and approved by the Board in June 2008 in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The Audit Committee’s charter is also available on our website at www.trci.net under corporate governance.

During fiscal 2009, the Audit Committee held eight meetings and did not act by written consent in lieu of any meeting.  Patrick M. Murphy, an individual determined by the Board to be an “audit committee financial expert,” as defined in Nasdaq Rule 4350 (d)(2)(A), has served as audit committee chairman since May 2007. The Audit Committee is comprised of Patrick M. Murphy (Chairman), Gerry Chastelet and N. John Simmons, Jr. The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

Compensation Committee.  The Compensation Committee of the Board of Directors (the “Compensation Committee”) administers our Amended and Restated 2000 Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of our executive officers, reviews the performance of our Chief Executive Officer and other executive officers, reviews and approves executive compensation policy and objectives, concludes whether our executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board’s responsibilities relating to all forms of executive compensation.  A copy of our Compensation Committee’s charter is available on our website at www.trci.net under corporate governance.

Our Chief Executive Officer sets the compensation of executive officers (other than the Chief Executive Officer), including the granting of stock options after consulting with and obtaining approval from the Compensation Committee.   Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by our Chief Executive Officer and approved by the Board of Directors.  During fiscal 2009, the Compensation Committee held eight meetings and did not act by written consent in lieu of any meeting.  David F. Walker serves as Chairman of the Compensation Committee and Messrs. Chastelet and Raymond V. Malpocher constitute its remaining members, with Mr. Malpocher having been appointed by the Board of Directors to the Compensation Committee in May 2008.  Prior to his retirement, Mr. Edmund F. Murphy served on the Compensation Committee until August 27, 2008. The Board of Directors, in its business judgment, has determined that each member of the Compensation Committee is independent under SEC Rule 4200(a)(15) and listing standards currently in effect.

Nominating and Governance Committee.  In order to provide greater accountability over corporate governance, the Company’s Nominating Committee adopted a new charter in March, 2009 and was renamed The Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”). The Nominating and Governance Committee assists the Board in identifying individuals qualified to be directors and oversees the Company's governance structure.  The Nominating and Governance Committee’s charter is available on our website at www.trci.net under corporate governance and was filed as an Exhibit to our Form 8-K dated March 18, 2009.  During fiscal 2009, the Nominating and Governance Committee held seven meetings and did not act by written consent in lieu of any meeting. Mr. Chastelet served as chair of the Nominating Committee through August 27, 2008 and Messrs. Walker and Murphy constituted its remaining members. Effective August 27, 2008, Mr. Simmons became chair of the Nominating and Governance Committee and Messrs. Malpocher, Walker and P. Murphy constituted its remaining members.  Each member of the Nominating and Governance Committee is independent under SEC and Nasdaq Rule 4200(a)(15) and listing standards currently in effect.

The Nominating and Governance Committee believes that any nominee that it recommends for a position on our Board of Directors must possess high standards of personal and professional integrity, and have demonstrated business judgment and such other characteristics as it deems appropriate to demonstrate that he or she would be effective in serving the best interest of our stockholders.  In making its determination, the Nominating and Governance Committee also reviews the current size and composition of our Board, the independence of the Board and its committees, the diversity of its membership with respect to a variety of personal and professional experiences and backgrounds, the number of other boards in which a candidate serves and such other factors as the Nominating and Governance Committee or the Board deems to be significant.  The Nominating and Governance Committee also considers recommendations for director nominees from other directors, our executive officers, any stockholder or any other source that it deems appropriate.  To evaluate any potential nominee, the Nominating and Governance Committee typically will review and evaluate the qualifications of any proposed director candidate and conduct inquiries into his or her background to the extent that it deems appropriate.

Any stockholder that wishes to submit a name of a candidate for our Board for consideration by the Nominating and Governance Committee should do so in writing, addressed to the Nominating and Governance Committee, c/o Secretary, Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760.  The Secretary of the Company will forward all recommendations to the Nominating and Governance Committee.  Each recommendation made by a stockholder should include information about the stockholder making the recommendation and include the name and contact information for the candidate, and include information regarding the candidate’s occupation and background, including education and business experience.  All proposed director candidates for consideration by the Nominating and Governance Committee will be evaluated in the same manner, regardless of the source of the initial recommendation.  Any stockholder director nomination for the 2010 Annual Meeting of stockholders must be received on or before March 4, 2010 in order to be considered for inclusion in our 2010 Proxy Statement.

Communications with the Board

Stockholders may communicate with our Board of Directors by writing to us c/o Secretary, Technology Research Corporation, 5250 - 140th Avenue North, Clearwater, Florida 33760.  If you wish to direct your submission to a member of the Board you may so specify, and we will forward your communication, as appropriate.  Individual Board members may occasionally meet or otherwise communicate with our stockholders and other constituencies that are involved with the Company, but it is expected that Board members would do this with the advance knowledge of management and, absent unusual circumstances or as contemplated by Board committee charters, at the request of management.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics (the “Codes”) that applies to all of its employees as well as its principal executive, financial and accounting officers.  A copy of the Codes can be found at the Company's website www.trci.net.  Additionally, the Company’s principal executive officer, principal financial officer and principal accounting officer have also adopted a Code of Ethics to supplement the Company Code of Conduct.  This supplemental Code of Ethics requires a high standard of ethical conduct.  The Company intends to satisfy the disclosure regarding any amendments to or waivers from a provision of the Codes that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

Stock Ownership Guidelines

The Company is committed to aligning the interests of its Board of Directors and corporate executives with the interests of stockholders, a key element of appropriate corporate governance.  Accordingly, the Board of Directors has adopted stock ownership guidelines for members of the Board of Directors and corporate executives based on the amount of each individual's cash salary or retainer, as follows:

     Directors (non-employee)            2.0 times annual cash retainer
     President and CEO                         1.5 times annual base salary
      Other corporate executives           1.0 times annual base salary

DIRECTOR COMPENSATION

      The following summarizes our standard compensation arrangements for non-employee directors’ service on our Board and its committees.  Accordingly, the table below sets forth the remuneration earned during the fiscal year ended March 31, 2009 by each of our non-employee directors:

Non-Employee Director Compensation in Fiscal Year 2009

	Fees Earned	Stock	Option	All Other
	or Paid in Cash	Awards(1)	Awards(1)	Compensation	Total
Name	($)	($)	($)	($)	($)
Gerry Chastelet	54,269	416	18,293	-	72,978
Raymond V. Malpocher	42,500	416	17,798		60,714
Edmund F. Murphy (2)	19,902	-	17,870	-	37,772
Patrick M. Murphy	49,000	416	20,541	-	69,957
N. John Simmons	36,228	416	5,814	-	42,458
David F. Walker	48,250	416	18,293	-	66,959
Footnotes:

(1)  This column reflects expense recognized in our financial statements during the fiscal year ended March 31, 2009 in accordance with SFAS 123R.  See note 7 to the financial statements included in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2009 for the assumptions used relating to the valuation of these stock options.  The August, 2007 grants for the fiscal 2008 year vest two years from the date of grant while the March, 2008 grant for fiscal 2009 and the February, 2009 grant for fiscal 2010 vest three years from the date of grant.
(2)  Edmund F. Murphy retired August 27, 2008.

Processes, Procedures and Rationale

The Compensation Committee periodically reviews the appropriateness and competitiveness of the compensation of non-employee directors. Subject to approval by the Board of Directors, the Compensation Committee is responsible for establishing policies that govern non-employee director compensation and for implementing, administering and interpreting non-employee director compensation procedures and policies.

Cash Compensation

For fiscal 2009, the annual retainer paid to each non-employee director was $20,000, the additional fee paid to the Audit Committee Chairman was $7,500, the fee paid to each chairman of other board committees was $2,500, and the fee paid to the Lead Director was $2,500.  In addition, the fee paid to each non-employee director was $2,000 for each Board meeting attended and $750 for each committee meeting attended.  No fees were paid to directors for attending committee meetings on the same day as a meeting of the Board of Directors.

To better align the outside Board member overall remuneration with other public companies and the efforts undertaken by non-employee Board members throughout the year, the structure of the cash compensation paid to independent directors was changed for fiscal 2010 to eliminate Board and Committee meeting fees, with adjustments made to cash retainers. For fiscal 2010, the annual retainer to be paid to each non-employee director is $30,000, the additional annual retainer paid to the Audit Committee Chairman is $7,500, the annual retainer paid to each chairman of other board committees is $5,000, and the annual retainer paid to the Lead Director is $5,000.  In addition, the annual retainer to be paid to each non-employee director is $5,000 for each committee membership.

The Company does not pay director compensation to any member who is also a Company employee.  In fiscal 2009, that policy applied to Messrs. Farren and Wood.

Stock Grants

Stock options and other equity awards granted to non-employee directors are awarded under the Amended and Restated 2000 Long Term Incentive Plan.  For fiscal 2009, similar to previous years, each non-employee director received a grant of 10,000 non-qualified stock options.

To better align the outside Board member overall remuneration with other public companies and the interests of other stockholders, equity awards to independent directors were revised for fiscal 2010. For fiscal 2010, each independent director was granted 10,000 non-qualified stock options and 5,000 restricted shares, both vesting over a three year period.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT RELATED
STOCKHOLDER MATTERS

The following table enumerates, as of the Record Date, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group:

Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Class
The Burton Partnership	683,800(2)	11.6%
P.O. Box 4643
Jackson, WY 83001

Dimensional Fund Advisors, LP	452,340(3)	7.7%
1299 Ocean Avenue Santa Monica, CA 90401

North Star Investment Management Corp	303,772(3)	5.2%
20 N. Wacker Drive, Suite 1416 Chicago, IL 60606

Owen Farren	137,297(4)	2.3%
Chairman of the Board, Director, President, and Chief Executive Officer

Raymond B. Wood	71,663(4)	1.2%
Director, Senior Vice President of Government Operations and Marketing

David F. Walker	52,187(4)	0.9%
Director

Gerry Chastelet	48,334(4)	0.8%
Director

Patrick M. Murphy	23,334(4)	0.4%
Director

J. Bradley Freeman	19,974(4)	0.3%
Vice President of Operations

Douglas B. Tilghman	15,334(4)	0.3%
Vice President of Engineering

Raymond V. Malpocher	8,334(4)	0.1%
Director

N. John Simmons, Jr.	8,334(4)	0.1%
Director

Thomas G. Archbold	5,000(4)	0.1%
Vice President of Finance and Chief Financial Officer

All directors, officers and 5% beneficial owner as a group (thirteen persons)	1,829,703	31.1%

Footnotes:

(1)  For purposes of this table, a person or group of persons is deemed to be the “beneficial owner” of any shares that such person has the right to acquire within 60 days following June 22, 2009.  For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following June 22, 2009 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Beneficial owner as reported in the stockholder's filing on Form 4 with the SEC on April 1, 2009.

(3) Beneficial owner as reported in the stockholder's Schedule 13F filed with the SEC for the quarter ended March 31, 2009.

(4) Includes the following shares subject to currently exercisable options held by Messrs. Farren (80,000),
Wood (38,056), Walker (43,334) Chastelet (48,334), P. Murphy (23,334), Freeman (10,000) Tilghman (13,334), Malpocher (8,334), Simmons (3,334) and Archbold (5,000).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding compensation paid to or earned by the individuals who served as our Chief Executive Officer and our other highly compensated executive officers, whom we refer to as our “named executive officers”.  The Company has elected to use the “smaller reporting company” rules recently issued by the SEC regarding the disclosure of executive compensation.  As provided for in the SEC rules, the Company provides executive compensation disclosures for our named executive officers, including a

Summary Compensation Table for the years ended March 31, 2009 and 2008, an Outstanding Equity Awards at Year End Table and certain narrative disclosures as provided for in the SEC rules.

			(1)	(1)	(4)	(5)
	Fiscal Year	Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position		($)	($)	($)	($)	($)	($)
Owen Farren	2009	262,000	1,657	107,576	95,772	400	467,405
Chairman of Board	2008	250,000	-	62,650	106,213		418,863
Chief Executive Officer and President

Thomas G. Archbold	2009	43,750	1,105	7,125	13,367		65,347
Vice President of Finance, Chief Financial Officer
and Secretary (2)

J. Bradley Freeman	2009	145,000	1,105	18,992	46,304		211,401
Vice President of Operations (3)

Douglas B. Tilghman	2009	143,208	1,105	20,708	49,416		214.437
Vice President of Engineering

Raymond B. Wood	2009	182,500	1,243	19,398	63,061	400	266,602
Senior Vice President and Director of Government Operations	2008	174,958	-	7,237	68,350	400	250,945

Former Officer:
Barry H. Black (4)	2009	98,539	-	3,448	-	148,900	250,887
Vice President of Finance, Chief Financial Officer	2008	144,958	-	6,364	57,770	536	209,628

Footnotes:

(1)  The amount reflects the compensation expense recognized by the Company in fiscal 2009 and 2008 in accordance with SFAS 123R for stock options granted to the officers listed.  See footnote 7 in our audited consolidated financial statements in our annual report on Form 10-K for information discussing the valuation of stock options and restricted stock.

(2) Mr. Archbold was appointed our Chief Financial Officer effective December 15, 2008 at an annual salary of $150,000. Prior to that, Mr. Archbold served as a consultant to Taylor White and served as our Interim Chief Financial Officer since November 17, 2008.
(3) Mr. Freeman became our Vice President of Operations effective March 31, 2009.
(4) Non-Equity Incentive Plan Compensation was earned and accrued as of fiscal year ending March 31, 2009 and was paid in first quarter fiscal year 2010.

(5)  For Messrs. Freeman, Tilghman, Wood and Black, the amount indicated consists of matching contributions made by the Company to its 401(k) Plan.  Mr. Black also received separation pay under a Change of Control Agreement in the amount of $148,500 in fiscal 2009.

Compensation Philosophy

Our executive compensation program is designed to attract and retain a highly qualified and motivated management team, reward individual performance and align the interests of the senior executives directly with those of the stockholders.  The ultimate goal of the program is to help create stockholder value.  “Pay for performance” is the underlying philosophy for our executive compensation program. This program applies to all key management personnel, including the Chief Executive Officer.

There are three elements to the executive compensation program which include base salary and employee benefits, annual incentive bonuses and long-term equity incentive awards.  Our base salaries and employee benefits are designed and initially established at levels which are believed to be competitive with comparable companies to attract and retain executives with the qualifications and experience to help us succeed.  Our annual incentive bonus program is designed to provide incentives to improve performance in the key areas, improve profitability and create shareholder value.  The long-term equity incentive awards, consist of either stock options or restricted stock grants, and are designed to provide incentives for our executives to participate in the long term growth in value of the Company and to align the interests of executives with our other stockholders.

We establish, review and periodically adjust the compensation levels of our key executives by reviewing compensation paid to executives at similar companies as well as survey data for comparable positions within similar geographic locations.  This benchmark data includes information on base salaries and employee benefits  as well as incentive compensation.

Base Salaries and Employee Benefits.  Our goal is to establish salaries and employee benefits at levels competitive with the base salaries of similarly situated executives at comparable companies.  For the CEO and CFO positions, we set salaries by considering published salaries, incentive compensation and stock based awards of CEOs and CFOs working for similar-sized public companies in Florida with historically similar growth rates to ours.  Consideration for salary increases for all employees, including Company management, is reviewed annually and is based on Company as well as individual performance.  Compensation for our CEO is set by the Compensation Committee.  The CEO, with input and in discussion with the Compensation Committee, undertakes an evaluation of each executive’s contribution to our performance and each executive’s experience, responsibilities and management abilities.

Annual Bonuses.  We administer an annual bonus plan to provide a direct financial incentive for achieving overall Company performance and meeting key operational and strategic goals for the current fiscal year.  The Compensation Committee believes that the annual bonus plan promotes the Company’s performance-based compensation philosophy by providing executives with direct financial incentives in the form of annual cash bonuses for achieving specific performance goals. Bonus criteria are established, and bonuses ultimately awarded, in a manner intended to reward both overall corporate performance and an individual’s participation in attaining such performance. Our annual  incentive bonus is paid in cash, ordinarily in a single installment in the first quarter following the completion of the fiscal year, and is tied to the achievement of predetermined annual corporate financial and individual performance objectives. Incentive bonuses for executives during fiscal 2009 were based on meeting corporate and/or functional financial targets as well as individually established target objectives that were set to assist the Company in meeting its overall corporate goals.  Annual bonuses for fiscal 2010 have been set based on a combination of meeting both financial targets as well as meeting individual objectives designed to improve the operations of the business.  The Compensation Committee believes that these objectives may be reasonably attainable.  We generally established the fiscal 2010 target bonus amounts to approximate the prior year bonus targets, with additional incentives if the Company’s fiscal 2010 financial performance exceeds target levels.

 Equity Awards. Our Amended and Restated 2000 Long Term Incentive Plan permits grants of incentive stock options, non-qualified options and other equity awards.  We believe that equity awards provide our executives with a strong link to our long-term performance create an ownership culture and help to align the interest of our executives and our shareholders.

We have not traditionally granted stock options to our executives in accordance with a set formula or timetable.  Stock options and/or grants of restricted stock are awarded periodically under the Amended and Restated 2000 Long Term Incentive Plan to key executives.  Stock options that are granted under the plan have an exercise price equal to the fair market value of the underlying stock on the date of grant and generally vest over a thirty-six month period.  In granting options, we review the awards granted to other employees within the Company, the individual’s position at the Company, options granted to the individual in prior years and his/her role in helping the Company achieve its goals.

On December 15, 2008, the Board approved the grant of 69,999 non-qualified stock options and 35,001 restricted shares to its named executive officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information for each of our named executive officers regarding the outstanding equity awards under the Company’s Amended and Restated 2000 Long Term Incentive Plan during the fiscal year ended March 31, 2009.

                                                                  Option Awards                                                                                                                                                                                 Stock Awards
____________________________________________________________________          _______________________
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	(1) Number of Shares of Stock That Have Not Vested (#)	(1) Market Value of Shares That Have Not Vested ($)(1)

Owen Farren	30,000	10,000	4.95	1/22/17	10,000	16,600
	16,667	33,333	3.43	8/13/17
	16,667	33,333	2.94	3/6/18
		20,000	1.70	12/15/18
Thomas G. Archbold	5,000	15,000	1.70	12/15/18	6,667	11,067
		13,333	1.70	12/15/18
J. Bradley Freeman	10,000	20,000	2.85	3/31/18	6,667	11,067
		13,333	1.70	12/15/18

Douglas B. Tilghman	10,000	10,000	3.85	11/16/17	6,667	11,067
	3,334	6,666	2.94	3/6/18
		13,333	1.70	12/15/18
Raymond B. Wood	5,000		1.50	3/26/12	5,000	8,300
	20,000		12.34	3/29/14
	3,334	6,666	3.43	8/13/17
	1,388	3,612	3.57	9/11/17
	3,334	6,666	2.94	3/6/18
		10,000	1.70	12/15/18

Footnotes:

(1)  Shares of restricted stock awards (non-vested shares) were granted in December 2008 at a grant date fair value of $1.70.  As of March 31, 2009 the market value was $1.66 per share. The shares have a three-year vesting period.  Of the number of shares shown, one-third will vest December 15, 2009, one-third will vest December 15, 2010, and the remaining one-third will vest December 15, 2011.

Option Exercises

During fiscal year 2009, there were no options exercised.

Equity Compensation Plan Information

The following table provides information as of March 31, 2009, with respect to shares of our Common Stock that may be issued under existing equity compensation plans.

Number of
Securities Remaining
	Number of		Available for
	Securities to be		Future Issuance
	Issued Upon	Weighted-	Under Equity
	Exercise of	Average Exercise	Compensation
	Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities in
	and Rights	and Rights	Column (a)
Plan Category	(#)	($)	(#)
Equity compensation plans approved by stockholders	955,586	4.44	332,750
Equity compensation plans not approved by stockholders	-	-	-
Totals	955,586	6.77	332,750

Potential Payments Upon Termination or Change of Control

We do not have employment, severance or change of control agreements with any of our current named executive officers.  On January 3, 2006, we entered into a Change of Control Agreement with Barry H. Black who was appointed to the position of Vice President of Finance and Chief Financial Officer. On October 31, 2008, Mr. Black’s retirement from the Company became effective.  The Company also entered into a transitional agreement with Mr. Black pursuant to which his Change of Control Agreement was terminated and the Company agreed to pay Mr. Black $148,500, an amount equal to one year of salary.  The Company paid the $148,500 salary payment on January 31, 2009.

Indemnification

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.  The Company indemnifies its directors and officers so that they will serve free from undue concern that they will not be indemnified, and have signed agreements with each of its independent directors contractually obligating the Company to provide this indemnification to them.  A copy of the indemnification agreement has been filed with the SEC and is publicly available.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

 No member of the Company’s Compensation Committee was at any time during the Company’s 2009 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission’s executive compensation rules.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls, while the Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) (United States) and to issue a report thereon. The Committee is charged with providing service as an independent and objective monitor of the Company’s financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company’s standards of business conduct.

In fulfilling these responsibilities, the Committee met with both the Company’s management and its independent registered public accounting firm to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the discussions held with the Company’s independent registered public accounting firm covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).  During those discussions, the independent registered public accounting firm provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent registered public accounting firm their independence and whether the non-audit services provided by them to the Company during fiscal 2009 was compatible with, or could reasonably be deemed to call into question, that status.

Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon Rules 4200(a) 15 and 4350(d) of the Nasdaq listing rules and the additional independence requirements imposed by the SEC’s rules.  Patrick M. Murphy has served as chairman of the audit committee since May 8, 2007.  Messrs. Murphy, Chastelet and Simmons have been determined by the Board to be “audit committee financial experts” as defined by the applicable rules.   Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Moreover, the Committee’s considerations and discussions do not ensure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the PCAOB (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

On the basis of its reviews and discussions and the report of the independent registered public accounting firm to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, for filing with the Commission, and that KPMG LLP be selected as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year.

Submitted by the Audit Committee
of the Board of Directors

Patrick M. Murphy, Chairman
Gerry Chastelet, Member
N. John Simmons, Jr., Member

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company and its subsidiary’s annual consolidated financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, and fees billed for other services rendered by KPMG LLP during these periods:

Fee Category	Fiscal 2009	Fiscal 2008
Audit fees	$ 215,000	214,000
Audit-related fees	3,000	-
Tax fees	61,315	24,200
All other fees	-	-
	$ 279,315	238,200

Audit Fees

Audit fees include fees for the audit of the Company and its subsidiary’s consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit related fees for the fiscal year ended March 31, 2009 consist of fees related to the Company’s filing of a Form S-8 registration statement increasing the number of shares available for issuance under its Amended and Restated 2000 Long Term Incentive Plan.

Tax fees

Tax fees consist of fees billed for tax compliance and tax advice.  These services include assistance regarding federal, state and international tax compliance and the preparation of a transfer pricing study.

All Other Fees

All other fees generally include fees for advisory services related to accounting principles, rules and regulations.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.

PROPOSAL TWO - RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the 26th consecutive year, our Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to our accounts for its fiscal year ending March 31, 2010.  The Board recommends ratification of its selection.  In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its stockholders.

One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate stockholder questions and to have an opportunity to make any statement which they may care to address to the attending stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not entered into any arrangements with affiliated parties.  The Company has adopted a policy that any transactions entered into with an officer, director or affiliate must be on terms as favorable to the Company as could be obtained from an unaffiliated third party.

ACCESS TO ANNUAL REPORT

A copy of the Company’s 2009 Annual Report to Stockholders, which includes the Company's Form 10-K, as filed with the Commission, for the fiscal year ended March 31, 2009, has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting.  Such report is not incorporated into this proxy statement and is not considered proxy solicitation material.  Additional copies of the Company’s Annual Report, and any of its other Commission filings, may be obtained from the Commission’s website, www.sec.gov, or by writing to Technology Research Corporation, 5250-140th Avenue North, Clearwater, Florida 33760, Attention: Thomas G. Archbold, Vice President of Finance and Chief Financial Officer.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Our Board of Directors and executive officers, as well as persons who own more than ten percent of the Company's outstanding shares of Common Stock, are subject to the reporting requirements of Section 16(a) of the Exchange Act (“Section 16(a)”), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein.  Based upon (i) the copies of Section 16(a) reports that we received from such persons for their fiscal 2009 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2009, we believe that all reporting requirements under Section 16(a) were met in a timely manner by all such persons, except the following:  1) a Form 4 filing arising from a 5,000 share stock option granted to Mr. Simmons on May 12, 2008, notice of which was filed on May 21, 2008, or 3 business days late; 2) a Form 4 filing arising from a 4,100 share purchase by the Burton Partnership on December 26, 2009, notice of which was filed on January 6, 2009, or 2 business days late; and 3) a Form 4 filing arising from a 1,600 share purchase by the Burton Partnership on February 19, 2009, notice of which was filed on March 4, 2009, or 5 business days late.

OTHER MATTERS

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Company’s 2010 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 8, 2010.  If next year’s annual meeting of stockholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials.

The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company’s stockholders.  If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                                                                             By order of the Board of Directors

                                                           /s/ Owen Farren

                                                             Owen Farren
                                                                                                                                             President and Chief Executive Officer

Clearwater, Florida
July 6, 2009

TECHNOLOGY RESEARCH CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD August 6, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of June 22, 2009 of common stock of  Technology Research Corporation, a Florida corporation(the “Company”) hereby appoints Owen Farren, Chairman of the Board and Thomas G. Archbold, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company headquarters, 5250 140th Avenue North, Clearwater, Florida 33760  at 1:00 P.M., local time, August 6, 2009, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate stockholder representations at the Meeting.  As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.

 Address Changes/Comments:  _______________________________________________________________________________________________

                      _______________________________________________________________________________

(If you noted any Comments above, please mark corresponding box on the reverse side.)

(Continued on reverse side)

TECHNOLOGY RESEARCH CORPORATION

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.

FOR     WITHHOLD      FOR ALL
 ALL              ALL                                                      Except
☐    ☐     ☐
Election of Directors
1. Nominees:
01)  Owen Farren                        05)  David F. Walker
02)  Raymond B. Wood              06)  Raymond V. Malpocher
03)  Gerry Chastelet                    07)  N. John Simmons, Jr.
04)  Patrick M. Murphy

      Vote on Proposal
                                                                     For           Against        Abstain

            2.  Approval of KPMG LLP, Independent Registered Public Accounting Firm, as independent registered public accountants of the Company for operating year ending  March 31, 2010.

Vote on Proposal
                                                                     For           Against        Abstain

           ☐    ☐    ☐

 In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.

 This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If none of the choices specified in any of the Proposals 1 or 2 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain Proxy Statement dated July 6, 2009.

 For comments, please check this box and write them on the back where indicated.  ☐

 If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.

          Signature [PLEASE SIGN WITHIN BOX]         Date              Signature [Joint Owners]                    Date